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                                                                EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of WellPoint Health Networks Inc., on Post Effective Amendment No. 1 to Form S-3 (File No. 333-08519) of our report dated February 14, 1997, on our audits of the consolidated financial statements of WellPoint Health Networks Inc. We also consent to the reference to our firm under the caption "Experts."


/s/ Coopers & Lybrand LLP
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COOPERS & LYBRAND L.L.P.
Los Angeles, California
July 31, 1997